UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to 240.14a-12

Carroll Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 16, 2015

Dear Stockholder:

We cordially invite you to attend the 2015 Annual Meeting of Stockholders of Carroll Bancorp, Inc. (the “Company”), the parent company of Carroll Community Bank. The Annual Meeting will be held at Salerno’s Restaurant & Catering, 1043 Liberty Road, Eldersburg, Maryland, 21784 at 1:00 p.m. (Eastern Time), on April 20, 2015.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company.

The business to be conducted at the Annual Meeting consists of the election of six directors, the ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the year ending December 31, 2015 and the consideration of an advisory, non-binding proposal with respect to the executive compensation described in the Proxy Statement.

Also enclosed for your review is our 2014 Annual Report to Stockholders on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

It is important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you will be able to attend the Annual Meeting in person. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Your continued support of and interest in our Company are sincerely appreciated.

Sincerely,	Sincerely,

/s/ C. Todd Brown	/s/ Russell J. Grimes
C. Todd Brown	Russell J. Grimes
Chairman of the Board	President and Chief Executive Officer

Carroll Bancorp, Inc.

1321 Liberty Road

Sykesville, Maryland 21784

410-795-1900

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 20, 2015

Notice is hereby given that the 2015 Annual Meeting of Stockholders of Carroll Bancorp, Inc. (the “Company”) will be held at the Salerno’s Restaurant and Catering, 1043 Liberty Road, Eldersburg, Maryland, at 1:00 p.m. (Eastern Time) on April 20, 2015.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election to the Board of Directors of (i) four directors for a three-year term ending at the annual meeting of stockholders to be held in 2018, (ii) one director for a two-year term ending at the annual meeting of stockholders to be held in 2017, and (iii) one director for a one-year term ending at the annual meeting of stockholders to be held in 2016, and until their successors are duly elected and qualified.

2.	ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2015;

3.	a non-binding advisory proposal to approve the compensation of our named executive officers; and

4.	such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 27, 2015 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Russell J. Grimes
Sykesville, Maryland	Russell J. Grimes
March 16, 2015	President and Chief Executive Officer

PROXY STATEMENT

Carroll Bancorp, Inc.

1321 Liberty Road

Sykesville, MD 21784

410-795-1900

2015 ANNUAL MEETING OF STOCKHOLDERS

April 20, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Carroll Bancorp, Inc. (“Carroll Bancorp” or the “Company”) to be used at the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at Salerno’s Restaurant & Catering, 1043 Liberty Road, Eldersburg, MD, at 1:00 p.m. (Eastern time) on April 20, 2015, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about March 20, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 20, 2015

The Proxy Statement for the Annual Meeting and the Company’s Annual Report to Stockholders on Form 10-K for the year ended December 31, 2014 are available at:

https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4281782&GKP=1073748034

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on February 27, 2015 (the “Record Date”), are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 799,257 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of each of the six nominees proposed by the Board of Directors or to “WITHHOLD” a vote for each of the director nominees. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of shares voted at the Annual Meeting (meaning that the director nominees receiving the greatest number of votes, up to the number of directors to be elected the meeting, will be elected), without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Abstentions and broker non-votes will not affect the outcome of the election of directors.

As to the ratification of Stegman & Company as our independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the ratification of the independent registered public accounting firm. Abstentions are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

As to the non-binding resolution to approve the compensation of our named executive officers, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient to approve the non-binding resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

If your shares are held in the name of a bank, brokerage firm or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Annual Meeting. If you do not specify how you would like your shares to be voted, your shares held in street name may still be voted in limited instances. In general, brokers that hold shares of record in street name have the authority to vote shares for which their customers do not provide voting instructions on certain limited, routine, uncontested items. In the case of non-routine or contested items, the brokerage firm holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder of such shares. A broker “non-vote” occurs when a proxy is received from a broker but the shares represented by such proxy are not voted on a particular matter because such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares and the broker does not have discretionary power to vote the shares on such matter.

If your shares are held of record by a bank or other nominee, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Annual Meeting in the absence of instructions from you will depend on your specific arrangement with your nominee record holder. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Annual Meeting in the absence of specific voting instructions from you.

The proposal to ratify the appointment of our independent registered public accounting firm is considered a “routine” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. If your broker holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted FOR ratification of the appointment of Stegman & Company as our independent public accountants for 2015. The election of directors and the non-binding advisory vote to approve the compensation of our named executive officers are considered “non-routine” items for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Annual Meeting with respect to these proposals. If you hold your shares in street name through a broker, you must use the voting instruction form provided by the broker that holds your shares to instruct your broker to vote your shares in order for your shares to be voted on the election of directors and the approval of the compensation of our named executive officers. If your shares are held in street name by a bank or other nominee to whom you have not granted discretionary authority to vote, your shares will not be voted on any proposal at the Annual Meeting unless you provide voting instructions to your record holder.

All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the manner below (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions), except that shares held by brokers for which voting instructions were not received by the beneficial owners will only be voted with respect to ratification of the independent registered public accountants:

•	FOR the nominees for director named below.

•	FOR ratification of the appointment of Stegman & Company as our independent registered public accountants for 2015.

•	FOR approval of the non-binding advisory vote on the compensation of our named executive officers.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders’ discretionary authority to vote the shares in accordance with their best judgment on such other business, if any that may properly come before the Annual Meeting or any adjournments thereof.

Participants in the Company’s Employee Stock Ownership Plan

If you participate in the Bank’s Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. The ESOP trustees vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as allocated shares for which they have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is April 13, 2015.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS

AND EXECUTIVE OFFICERS

Persons and groups who beneficially own in excess of 5% of our outstanding common stock are required to file certain reports with the U.S. Securities and Exchange Commission (“SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, as well as shares beneficially owned by our directors, director nominees and executive officers both individually and as a group.

Name and Address	Number of Shares Owned (1)		Percent of Shares of Common Stock Outstanding (1)
Stilwell Entities	55,947	(2)	7.00%
111 Broadway, 12th Floor
New York, New York 10006
Maltese Capital Management LLC
Maltese Captial Holdings, LLC
Malta Thrift Fund, L.P.
Terry Maltese	53,253	(3)	6.61%
150 East 52nd Street, 30th Floor
New York, New York 10022
Jonathan Craig Kinney
2000 North 14th Street Suite 100	50,696	(4)	6.31%
Arlington, VA 22201
Directors and Executive Officers:
Thomas L. Burke	80,153		9.95%
Russell J. Grimes	63,857	(5)	7.97%
Michael J. Gallina	49,465	(6)	6.18%
R. Wayne Barnes	33,939		4.23%
Brian L. Haight	20,117		2.51%
Gilbert L. Fleming	20,001		2.50%
Nancy L. Parker	19,686		2.46%
C. Todd Brown	17,125		2.14%
James G. Kohler	13,803		1.73%
Leo A. Vondas	7,400		0.93%
George W. Peck, Jr.	6,840	(7)	0.86%
Donna M. Frederick	4,481	(8)	0.56%
Robin L. Weisse	2,067		0.26%
Mark S. Zinnamosca	142		0.02%
Barry J. Renbaum	0	(9)	0.00%
All Directors and Executive Officers as a group	294,610	(10)	36.05%

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on August 18, 2014 and subsequent information.
(3)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2015 and additional information.
(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2014 and subsequent information.
(5)	Includes 1,079 shares allocated to the ESOP trust account of Mr. Grimes. Also includes 28,060 shares held by the ESOP that have not been allocated to participant’s accounts and 16,406 shares that have not vested or been granted under the Carroll Bancorp, Inc. 2011 Recognition and Retention Plan and Trust (the “RRP Trust”). Messrs. Grimes and Gallina are trustees of the ESOP and RRP Trust. Each trustee is deemed a beneficial owner of all of such shares, however, the total number of shares shown as beneficially owned by all of the directors and executive officers as a group includes such shares only once.
(6)	Includes 582 shares allocated to the ESOP trust account of Mr. Gallina. Also includes 28,060 shares held by the ESOP that have not been allocated to participant’s accounts and 16,406 shares that have not vested or been granted under the RRP Trust. Messrs. Grimes and Gallina are trustees of the ESOP and RRP Trust. Each trustee is deemed a beneficial owner of all of such shares, however, the total number of shares shown as beneficially owned by all of the directors and executive officers as a group includes such shares only once.
(7)	Includes 659 shares allocated to the ESOP trust account of Mr. Peck.
(8)	Includes 590 shares allocated to the ESOP trust account of Ms. Frederick.
(9)	Does not include 47,950 shares held by Mr. Renbaum’s adult children and 32,098 shares held by the Barry J. Renbaum Trust, of which he disclaims beneficial ownership.
(10)	Includes 28,060 shares held by the ESOP that have not been allocated to participant’s accounts and 16,406 shares that have not vested or been granted under the RRP Trust. Messrs. Grimes and Gallina are trustees of the ESOP and RRP Trust. Each trustee is deemed a beneficial owner of all of such shares, however, the total number of shares shown as beneficially owned by all of the directors and executive officers as a group includes such shares only once.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner to file a Form 3, 4 or 5 on a timely basis. Relying on representations of its directors and executive officers subject to Section 16 and copies of reports filed with the SEC, we believe that no director or executive officer of the Company failed to timely file such ownership reports during the year ended December 31, 2014, except for a Form 4 filed by each of Russell J. Grimes, Michael J. Gallina, Donna M. Frederick, George W. Peck, Jr., C. Todd Brown, Brian L. Haight, Gilbert L. Fleming, Nancy L. Parker and R. Wayne Barnes with respect to their purchase of units in our rights offering that closed in March 2014, each unit consisting of one share of common stock and a warrant to purchase one half of a share of common stock, which Forms 4 reported the common stock portion of the units but not the warrants; such Forms 4 have since been amended to include the warrants. In addition, Forms 4 required to be filed to report a grant of restricted stock on October 1, 2013 to each of Russell J. Grimes, Tina M. Blankenship, Donna M. Frederick, George W. Peck, Jr., Michael J. Gallina, C. Todd Brown, Brian L. Haight, Gilbert L. Fleming, Nancy L. Parker, R. Wayne Barnes, Robin L. Weisse and Mark S. Zinnamosca were filed during 2014.

The Company is not aware of any 10% beneficial owners of its common stock.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Carroll Bancorp, Inc. The Board of Directors selected R. Wayne Barnes and Gilbert L. Fleming or either of them, to act as proxies with full power of substitution. Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof in accordance with the procedures discussed above under “VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES.”

Proxies may be revoked by sending written notice of revocation to our Secretary at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting (unless your arrangement with a bank or other nominee that is not a broker allows such nominee to vote their shares on your behalf without specific instructions). If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

In addition to solicitation by mail, the Company’s officers and directors may solicit proxies personally or by telephone. The Company will not specifically compensate these persons for soliciting such proxies. The Company will bear the cost of soliciting proxies. These costs may include reasonable out of pocket expenses in forwarding proxy materials to beneficial owners. The Company will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the Company’s common stock registered in the name of nominees.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

PROPOSAL 1—ELECTION OF DIRECTORS

Our Articles of Incorporation provide that directors serve three-year staggered terms so that approximately one-third of the directors are elected at each annual meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated to serve as directors Russell J. Grimes, Brain L. Haight and recently appointed directors Thomas L. Burke and Barry J. Renbaum, each of whom is currently a member of the Board of Directors. In addition, the Nominating and Corporate Governance Committee is nominating James G. Kohler and Leo A. Vondas as new members to the Board of Directors.

Messrs. Grimes, Haight, Kohler and Vondas have been nominated to serve for a three-year term ending at the annual meeting of stockholders to be held in 2018 and until their successors have been elected and shall qualify. Mr. Renbaum has been nominated to serve for a two-year term ending at the annual meeting of stockholders to be held in 2017 and until his successor has been elected and shall qualify. Mr. Burke has been nominated to serve a one-year term ending at the annual meeting of stockholders to be held in 2016 and until his successor has been elected and shall qualify.

The Company’s Board of Directors is currently set at ten members, and will decrease to nine members upon the adjournment of the annual meeting and, assuming the election of Messrs. Kohler and Vondas, increase to 11 members.

The Board of Directors recommends a vote “FOR” Messrs. Burke, Grimes, Haight, Kohler, Renbaum and Vondas as directors of the Company.

The Nominating and Corporate Governance Committee and the Board of Directors seek director nominees with diverse experiences and perspectives and who have both the ability to contribute to some or various aspects of our business and a willingness to make the significant commitment of time and effort required of our directors. Each of the nominees possesses these attributes.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members and the new director nominees. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name	Positions Held	Age	Director Since	Current Term to Expire

	NOMINEES

Russell J. Grimes	President, Chief Executive Officer and Director	58	2008	2015
Brian L. Haight	Vice-Chairman of the Board	48	2006	2015
Thomas L. Burke	Appointed Director	57	2014	2015
Barry J. Renbaum	Appointed Director	67	2015	2015
James G. Kohler	Nominee	67	n/a	n/a
Leo A. Vondas	Nominee	67	n/a	n/a

	DIRECTORS CONTINUING IN OFFICE

C. Todd Brown	Chairman of the Board	75	2004	2016
Nancy L. Parker	Director	71	2010	2016
R. Wayne Barnes	Director	73	2011	2017
Gilbert L. Fleming	Director	67	1988	2017
Robin L. Weisse	Director	58	2012	2017

	EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Donna M. Frederick	Executive Vice President, Retail Banking and Consumer Lending	52
Michael J. Gallina	Executive Vice President, Chief Financial Officer and Treasurer	57
George W. Peck, Jr.	Executive Vice President, Chief Lending Officer	51

Directors

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each director nominee and each director continuing in office is set forth below. All nominees and each director continuing in office have held their present positions for at least five years unless otherwise stated. Each current director is also a director of Carroll Community Bank.

Almost all of the nominees and directors continuing in office are or were long-time residents of the communities served by Carroll Bancorp and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, almost all of the nominees and directors continuing in office have significant knowledge of the businesses that operate in Carroll Bancorp’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, Carroll Bancorp believes that the local knowledge and experience of its directors assists Carroll Bancorp in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides Carroll Bancorp with greater business development opportunities.

Russell J. Grimes is the President, Chief Executive Officer, and a Director of Carroll Bancorp and Carroll Community Bank. He has been a director of Carroll Bancorp since its inception and a director of Carroll Community Bank since 2008. From January 2007 to October 2008 he was a consultant to USBC, Inc., a Maryland company formed to organize a new bank to be called USBC Bank. Mr. Grimes has served as President and Chief Executive Officer of two other state chartered commercial banks prior to joining Carroll Community Bank and has served in senior management positions at large and small community banks for over 30 years, with management responsibility for financial, operations and control functions, and for major strategic initiatives.

Mr. Grimes’ 30 plus years of banking experience, including as Chief Executive Officer and in other senior positions, has provided him with strong leadership and managerial skills, as well as a deep understanding of the financial services industry. Under Mr. Grime’s leadership, Carroll Community Bank has successfully transitioned from the traditional savings bank model, specializing in residential mortgage customers, to the traditional community commercial bank model with a balanced mix of residential mortgage and small business customers. His knowledge of all aspects of the banking industry, as well as his extensive local and industry contacts and knowledge of the local business community, more than qualify him to serve as a Director on our Board, as well as our President and Chief Executive Officer.

Mr. Grimes currently serves as Vice Chairman of Carroll County Chamber of Commerce, as a board member of the Carroll Community College Foundation, the American Red Cross - Carroll County Chapter and the advisory board of Maryland Financial Bank. He is Past President and Membership Chair of the South Carroll Rotary Club; a member of Carroll Hospital Center – Capital Campaign Committee, a member of the Maryland Competitiveness Coalition Committee of the Maryland Chamber of Commerce and is a Leadership Carroll alumni.

Brian L. Haight is the Vice-Chairman of the Boards of Directors of Carroll Bancorp and Carroll Community Bank. He has been a director of Carroll Bancorp since its inception and a director of Carroll Community Bank since 2006. He has been President of Haight Funeral Home & Chapel, in Sykesville, Maryland since 1987. He has also been the owner and President of All County Cremation Services, Inc. and owner and President of Grandview Associates, Inc., an insurance agency, since 1997. Mr. Haight is a member of the Sykesville-Freedom District Fire Department and the Sykesville-South Carroll Rotary Club. He had previously served as a director of Carroll County Bank & Trust until its acquisition by BB&T in July 1999 and as an advisory board member of Union National Bank located in Westminster, Maryland. He also was formerly President of the Tri-County Funeral Directors Association, Vice-President of the Maryland State Board of Morticians and a member of the Board of Trustees for Carroll Hospice. Mr. Haight has lived and worked in our market area for many years and has developed extensive community contacts that help Carroll Community Bank in its marketing efforts. Mr. Haight also provides the Board significant management, strategic and operational knowledge acquired through his experience in operating small local businesses.

Thomas L. Burke is currently retired and a private investor residing in Westfield, New Jersey. He was formerly an underwriter and municipal bond trader spending time with Merrill Lynch Capital Markets, Citibank and Clark Melvin Securities in Annapolis, Maryland. In addition, he spent 12 years with Societe Generale in New York as a propriety trader of U.S. and Canadian treasuries, mortgage backed securities, asset backed securities, futures and options. Mr. Burke earned his Bachelor of Science degree from the U.S. Naval Academy and a Master of Science degree from University of Southern California. He also served our country for six years in the United States Marine Corps. Mr. Burke’s background and expertise in the financial markets qualify him to serve as a Director on our Board.

Barry J. Renbaum is currently retired and a private investor residing in Reisterstown, Maryland. Mr. Renbaum is a magna cum laude graduate of Rider University, where he earned a BS degree in Business Administration. Following his graduation from Georgetown Law School, he was appointed law clerk for the Maryland Court of Appeals Judge John C. Eldridge. Mr. Renbaum practiced trial and appellate litigation from 1974 to 1980. Thereafter, he co-founded Custom Savings Bank, a $350-million federal savings bank that consistently outranked its peer institutions in terms of profitability and asset quality. He co-managed the bank for nearly 15 years until it was ultimately sold to a national financial services company. Mr. Renbaum’s background and expertise in the banking industry qualify him to serve as a Director on our Board.

James G. Kohler is the owner of Kohler Development Corporation, a real estate development company with holdings in Maryland, Virginia and West Virginia. He is the sole owner or co-owner of several other companies with real estate holdings in Maryland. A resident of Carroll County, Mr. Kohler is a graduate of University of Maryland with a BS degree in Accounting and a Certified Public Accountant (Inactive). Prior to managing his own accounting firm for seven years, he worked for Coopers & Lybrand for eight years in the audit department. In addition, Mr. Kohler served in the United States Navy for two years of active duty. Mr. Kohler’s financial and accounting background along with his business connections in our marketplace qualify him to serve as a Director on our Board.

Leo A. Vondas has been an entrepreneur and investor in the Washington Metropolitan area for over 35 years. He is the principal of Bethesda Properties, LLC and the managing member of Capital Management & Development, LLC. He owns and manages a diverse portfolio of properties including multi-family, retail, medical and commercial. He is currently a member of over 31 Limited Liability Companies focusing primarily in commercial real estate. Mr. Vondas graduated from Towson University, Baltimore, Maryland in 1971 with a Bachelor of Science Degree. He also received a Master’s Degree from Bowie State University in 1975. Mr. Vondas also attended American University and the University of Maryland for post-graduate studies. Mr. Vondas is a former director of Suburban Bank for 18 years and of Fidelity and Trust Bank in Bethesda for one year. Mr. Vondas’ business and real estate management experience along with his business relationships in the Washington Metropolitan area qualify him to serve as a Director on our Board.

R. Wayne Barnes has been a self-employed insurance broker since 2004. He was an owner and past president of Barnes-Bollinger Insurance Services, Inc., in Westminster, Maryland, from 1984 until 2004 when he retired. He currently serves on the Boards of the Carroll County Hospice (Chairman), Carroll County Farm Bureau, St. Luke’s Church Cemetery (Treasurer), Carroll Community Hospital Foundation Board and Carroll County Chamber of Commerce along with serving on the Carroll Hospital Investment Committee and Major Gifts Committee for Carroll Hospital Campaign. He has served as President of the Charles Carroll Lions Club and Chairman of the Carroll-Howard Association of Insurance and Financial Advisors. In addition, Mr. Barnes served 22 years with the Maryland National Guard, retired Major and Squadron Commander. Mr. Barnes’ management and operational knowledge through his experience as an owner and past president of Barnes-Bollinger Insurance Services, as well as his knowledge of and contacts in Carroll County, one of our primary market areas, and through his extensive community service, qualifies Mr. Barnes to serve on the Board.

C. Todd Brown is the Chairman of the Boards of Directors of Carroll Bancorp and Carroll Community Bank. He has been a director of Carroll Bancorp since its inception and a director of Carroll Community Bank since 2004. Mr. Brown served as a Vice President of Bank of America (as successor to Maryland National Bank and Nations Bank) from 1961 until his retirement in 2000. He is a member and past president of the Sykesville-South Carroll Rotary Club and past chairman of the board of directors for Carroll Hospital Center. In addition, he has been president of the Springfield Cemetery Company in Sykesville, Maryland since 1989. Mr. Brown’s more than 40 years of experience in the banking industry as a Vice President at several Maryland banks, coupled with his continuing involvement in the industry as a director, brings invaluable insight regarding our business as well as the financial, operational, strategic and other risks facing Carroll Bancorp and Carroll Community Bank.

Gilbert L. Fleming is on the advisory board of Fleming Petroleum Service, Inc., an energy company located in Carroll County. Mr. Fleming retired as President of Fleming Petroleum Service, Inc. in 2010 where he had been employed since 1964. Mr. Fleming is a member of the Board of Directors of the Freedom District Lions Club and an advisor to Carroll Community College for their heating and cooling technical training program. Mr. Fleming’s involvement with Carroll Community Bank as a Director for more than 20 years, during which he served on various board committees that has given him the opportunity to develop extensive knowledge of the banking business and operations, qualifies him to serve on the Board.

Nancy L. Parker has been the owner and an appraiser with NLP Appraisal Services, LLC, a real estate appraisal firm located in Woodstock, Maryland since 1992. She has also been a real estate agent with Long & Foster in Sykesville, Maryland since 1995. Ms. Parker is a member of the Sykesville South Carroll Rotary Club and serves on the Council and the Finance, Building and Scholarship Committees of Wards Chapel Church. In addition she has been involved in several investment property partnerships in Baltimore, Carroll and Howard counties. She is also owner manager of Wards Chapel Village, LLC, an office complex. Ms. Parker’s real estate experience has allowed her to develop an extensive understanding of the real estate sector in certain of our market areas, and as a result, she brings valuable insight to the Board on matters that are of key importance in our business, including risks faced by Carroll Community Bank in connection with its mortgage originations.

Robin L. Weisse is a lawyer and has been licensed to practice law in the State of Maryland since 1982. Ms. Weisse is a member of the Maryland State Bar Association, National Academy of Elder Law Attorneys and past president of the Carroll County Bar Association. She has been a partner of Weisse Miller Law Group, concentrating on estate planning, estate and trust administration and elder law, since July 2010. She is also owner of Weisse Group, LLC, a consulting group which analyzes emerging technology trends, which she formed in August 2008. Prior to that, Ms. Weisse was a partner of The Law & Mediation Center, LLP from 1989 to 2008. Ms. Weisse lives in and her companies are located in Sykesville, Maryland. Ms. Weisse’s legal background and her long-standing business and community contacts in our market areas qualify her to serve on the Board of Directors.

Executive Officers Who Are Not a Director

The principal occupation during the past five years of each of our executive officers, other than Mr. Grimes, is set forth below.

Donna M. Frederick was promoted to Executive Vice President in 2014. Prior to that she had been Carroll Community Bank’s Senior Vice President, Retail Banking and Consumer Lending since January 2011 and she served as Vice President, Senior Residential Loan Officer of Carroll Community Bank from May 2009 to January 2011. A banker with over 20 years of experience in consumer and residential lending, Ms. Frederick now leads our residential lending area. In this role she is directly responsible for loan originations, underwriting and overseeing the day-to-day residential loan operations at Carroll Community Bank. Prior to joining Carroll Community Bank, Ms. Frederick held several lending positions at local community banks, including Vice President, Consumer Loan Operations Manager at Howard Bank in Ellicott City from November 2004 through May 2009. In this position Ms. Frederick was responsible for creating and managing all aspects of consumer lending for what was then a start-up bank. A lifelong Maryland resident, Ms. Frederick is a graduate of Howard Community College, Leadership Howard County and Leadership Carroll County. She currently sits on the Legislative Committee of the Carroll County Chamber of Commerce, is an active member of the Clarksville Rotary and has served on several non-profit organizations in the past including Grassroots in Howard County and St. Paul’s Lutheran Church.

Michael J. Gallina joined Carroll Community Bank in October 2009 as Vice President, Controller and was promoted to Chief Financial Officer in February 2011. He has also served as Chief Financial Officer and Treasurer of Carroll Bancorp since February 2011. He was promoted to Executive Vice President in 2014. Mr. Gallina previously worked at Provident Bank of Maryland located in Baltimore, Maryland for 30 years until its acquisition by M&T Bank in May 2009. During his time at Provident Bank he had management responsibilities for accounting operations and controls, accounting systems implementation and merger accounting integration. Mr. Gallina holds a Bachelor of Arts Degree in Economics and Accounting from the University of Maryland Baltimore County and obtained his CPA license from the State of Maryland which is currently inactive.

George W. Peck, Jr. was promoted to Executive Vice President in 2014. Prior to that he had served as Senior Vice President, Chief Lending Officer since October 2011 and was Vice President, Commercial Loan Officer from October 2010 to October 2011. Prior to being employed at Carroll Community Bank, he was Vice President, Commercial Loan Officer II at First United Bank & Trust from January 2009 through October 2010. Prior to that, he was Senior Vice President, Business Development at Regal Bank & Trust from October 2007 through December 2008 and a Business Adviser II – Vice President Commercial Loan Officer with PNC Bank from 2000 until October 2007. All together Mr. Peck has over 20 years of commercial lending experience, mostly with community banks. Mr. Peck earned his bachelor’s degree in Economics and Business Administration from McDaniel College in 1986 and completed his MBA from Mount Saint Mary’s University in 1994.

Board Independence

Since our common stock is quoted on the Over-the-Counter Bulletin Board (OTCQB), we are not subject to certain rules respecting the independence of directors applicable to companies traded on the NASDAQ Stock Market LLC (“NASDAQ”) or on a national securities exchange. However, the Board of Directors has determined that each of our directors and each nominee for director, with the exception of Russell J. Grimes, is “independent” as defined in NASDAQ’s listing standards. Russell J. Grimes is not independent because he serves as a compensated executive officer of the Company and Carroll Community Bank.

In determining the independence of directors and nominees for director the Board of Directors took into consideration loans made by the Company to its directors, which were reviewed by the full Board of Directors in the ordinary course of business. See “Transactions with Certain Related Persons.”

Regulatory Proceedings Involving Directors

Beginning in 2007, Carroll Community Bank was operating under a cease and desist order issued by the Office of Thrift Supervision (“OTS”). The Cease and Desist order required Carroll Community Bank to take certain actions to address certain violations related to, among other matters, transaction reporting and interest rate risk management procedures. In 2008, a similar cease and desist order was issued in place of the 2007 order (which was rescinded). The 2008 cease and desist order was adopted by the Maryland Office of the Commissioner of Financial Regulation when Carroll Community Bank converted to a state-chartered mutual savings bank. The 2008 cease and desist order related to, among other matters, certain violations related to transaction reporting, interest rate risk management and lending standards.

In connection with our 2008 cease and desist order, on February 17, 2009, each of Messrs. Brown, Fleming and Haight entered into a Stipulation and Consent to the Issuance of an Order of Assessment of a Civil Monetary Penalty with the OTS, which was then Carroll Community Bank’s primary regulator, pursuant to which each such director consented and agreed to the issuance of an Order of Assessment of Civil Monetary Penalty by the OTS. The Stipulation and Consents were issued in connection with the OTS’s finding that the directors, as members of Carroll Community Bank’s Board, (i) engaged in multiple violations of a 2007 final Consent Order to Cease and Desist issued against Carroll Community Bank in connection with alleged violations of the Bank Secrecy Act, regulations governing suspicious activity reports and other reports and statements, and regulations governing interest rate risk management procedures, and (ii) engaged in and participated in violations of laws and regulations, including violations of the Bank Secrecy Act and related regulations and failure to ensure Carroll Community Bank filed timely and accurate Thrift Financial Reports.

Pursuant to the orders, each such director paid a civil monetary penalty of $1,000.

The 2008 cease and desist order was lifted in 2010 and none of our directors or Carroll Community Bank is currently subject to any regulatory order or agreement.

Board Leadership Structure

At the first meeting of each newly elected Board of Directors, or at such other time when there is vacancy, the Board solicits input and nominations from its members and elects one of its members as Chairman to serve at the Board’s pleasure. The Chairman presides over each Board meeting and performs such other duties as may be incident to the office.

The Company currently has an independent chairman separate from its Chief Executive Officer. The Board of Directors believes it is important to maintain independence in its board leadership structure and that the separate roles provide an appropriate balance of authority between management and the Board. The Board of Directors believes that having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management. The Board of Directors has determined that having an independent Chairman is the most appropriate structure at this time, however, the Board may establish a different leadership structure in the future if it determines that a different structure is necessary or appropriate given the circumstances at such time.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day to day management of risks faced by the Company and Carroll Community Bank, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company and Carroll Community Bank. Russell J. Grimes, our President and Chief Executive Officer, serves on our Board of Directors and discusses with the Board the strategies and risks facing the Company and Carroll Community Bank. The Board of Directors of Carroll Community Bank also conducts risk oversight separate from the Company.

We do not believe that the Board’s role in risk oversight has any impact on the Board’s leadership structure as described above.

Audit Committee Financial Expert

The Board of Directors has determined that Mark S. Zinnamosca, a current director and Chair of the Audit Committee of the Board of Directors, is our “audit committee financial expert” as defined in the SEC’s rules and regulations. Mr. Zinnamosca’s term as a director will end upon the adjournment of the Annual Meeting. He has not been nominated for re-election. However, we expect the Board of Directors to designate a new Chair of the Audit Committee as well as a new audit committee financial expert immediately following the Annual Meeting.

Committees and Meetings of the Board of Directors

We conduct business through meetings of our board of directors and its committees. During the year ended December 31, 2014, the Board of Directors of the Company and of Carroll Community Bank met twelve times. All directors attended at least 75% of the Board of Directors’ meetings and assigned committee meetings during the 2014 fiscal year.

Membership on Certain Board Committees. The Board of Directors of Carroll Bancorp and Carroll Community Bank has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

	Nominating & Corporate Governance	Compensation	Audit
R. Wayne Barnes	X	X
C. Todd Brown	X	X	X
Thomas L. Burke
Gilbert L. Fleming	X	X*	X
Russell J. Grimes
Brian L. Haight	X	X
Nancy L. Parker	X
Barry J. Renbaum
Robin L. Wiesse	X*		X
Mark S. Zinnamosca			X*

*	denotes committee chair

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in:

•	identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•	recommending to the Board the director nominees for the next annual meeting;

•	reviewing and monitoring the Board’s compliance with NASDAQ Stock Market listing standards for independence;

•	implementing policies and practices relating to corporate governance;

•	recommending to the Board regarding size and composition of the Board and criteria of the Board members; and

•	reviewing Board of Directors’ committee structure and recommending director nominees for each committee.

The Nominating and Corporate Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee solicits suggestions for director candidates from all Board members and executive officers. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if needed. The Nominating and Corporate Governance Committee seeks to identify candidates who at a minimum satisfy the following criteria:

•	the highest personal and professional ethics, integrity and values;

•	an understanding of the Company’s business and industry;

•	ability to make independent analytical inquiries and judgments;

•	exceptional ability and judgment;

•	the ability to work collegially with the other Board members;

•	skills and experience in the context of the needs of the Board;

•	breadth of business and organizational skills, background and experience;

•	effectiveness, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders; and

•	“independence” as contemplated by applicable legal and regulatory requirements.

Pursuant to our bylaws, no person 80 years or older is eligible for election, reelection, appointment or reappointment to the Board of Directors. Furthermore, no person is eligible for election or appointment to the Board of Directors: (i) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; or (ii) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime. In addition, at least two-thirds of the members of the Board of Directors must be residents of Maryland or reside within 100 miles of an office of the Company or a subsidiary of the Company. No person may serve on the Board of Directors and at the same time be a director or officer of another commercial bank, credit union, savings bank, savings and loan association, trust company, bank holding company or banking association.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ listing standards. However, the committee retains the right to modify any or all of these factors from time to time.

The Nominating and Corporate Governance Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Company’s Secretary at its executive offices. Submissions must include: (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of our bylaws discussed above; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934; (iv) an indication of whether such individual can read and understand basic financial statements; and (v) Board committee memberships for the Nominating and Corporate Governance Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating and Corporate Governance Committee will consider recommendations received by a date not later than 120 days before the one-year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the prior year’s annual meeting of stockholders for nomination at the next annual meeting. The Nominating and Corporate Governance Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

There is not any difference in the manner in which the Nominating and Corporate Governance Committee evaluates candidates for membership on the Board based on whether such candidate is recommended by a stockholder, the committee, a director, or by any other source. No submission for Board nominees by a stockholder was received by the Company for the Annual Meeting being held on April 20, 2015.

The Nominating and Corporate Governance Committee is currently comprised of six directors, and each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.carrollcobank.com. The Committee met one time during the year ended December 31, 2014.

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its responsibilities relating to the compensation and benefits provided to the Company’s executive management. The committee reviews, evaluates and recommends Company objectives relevant to the Chief Executive Officer’s (“CEO”) compensation, evaluates CEO performance relative to established goals, and reviews, evaluates and recommends CEO compensation to the full Board of Directors. The Compensation Committee also reviews, evaluates and recommends goals relevant to the compensation of the Company’s other executive officers with the input of the CEO, and reviews such officers’ performance in light of these goals and recommends to the full Board for determination such officers’ cash and equity compensation based on this evaluation. The Compensation Committee administers the ESOP as well as the Carroll Bancorp, Inc. 2011 Stock Option Plan and 2011 Management Retention and Recognition Plan and Trust Agreement. The committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The committee also determines, in consultation with the Nominating and Corporate Governance Committee, the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board.

The Compensation Committee also reviews, evaluates and recommends succession planning and management development for executive officers, including the CEO.

The Compensation Committee does not delegate to Company or Carroll Community Bank officers its authority in compensation matters. The role of management, including the CEO, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into committee decisions. The committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the committee in its work. In this connection, the Compensation Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the committee in fulfilling its responsibilities. The Compensation Committee is comprised of four members and each member of the Compensation Committee is considered “independent” as defined in NASDAQ’s listing standards. The Compensation Committee met four times during the year ended December 31, 2014. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.carrollcobank.com.

During the year ended December 31, 2014, the committee continued to use ChaseComp Group to assist the Committee with peer group analysis and ongoing structure modifications of the management incentive plan.

The Audit Committee

The Board of Directors has a separately designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, internal audit function and our systems of internal accounting and financial controls. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.

The Audit Committee of the Company met five times during the year ended December 31, 2014. The Company’s Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is available on our website at www.carrollcobank.com.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our officers, directors and employees, including our Chief Executive Officer and our Chief Financial Officer. A copy of the Code of Conduct and Ethics is available on our website at www.carrollcobank.com.

Directors’ Attendance at Annual Meetings

It is the Company’s policy that Board members are expected to attend the Company’s annual meeting of stockholders in the absence of an unavoidable conflict. All of our directors attended our annual meeting of stockholders held in 2014.

Director Compensation

Our directors are not compensated separately by Carroll Bancorp, but serve on the Board of Directors and are compensated by Carroll Community Bank. We do not anticipate paying separate compensation to the Company’s directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Carroll Community Bank. We may determine that such compensation is appropriate in the future.

Each non-employee director of Carroll Community Bank receives a $10,000 annual retainer, and each director receives $600 for each board meeting attended. Each member of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Asset Liability Committee and Loan Committee receives $200 per meeting attended in person or $100 if attended remotely.

Director Summary Compensation Table. The following table sets forth the compensation paid to our directors for the fiscal year ended December 31, 2014.

Name	Fees Paid in Cash	Stock Awards (1)	Total Director Compensation
R. Wayne Barnes	$22,600	$—	$22,600
C. Todd Brown	25,500	—	25,500
Thomas L. Burke (2)	6,600	—	6,600
Gilbert L. Fleming	23,600	—	23,600
Russell J. Grimes (3)	—	—	—
Brian L. Haight	23,200	—	23,200
Nancy L. Parker	23,050	—	23,050
Barry J. Renbaum (4)	—	—	—
Robin L. Wiesse	19,600	—	19,600
Mark S. Zinnamosca (5)	20,300	—	20,300

	$164,450	$—	$164,450

(1)	At December 31, 2014, Mr. Barnes, Mr. Brown, Mr. Fleming, Mr. Haight, Ms. Parker, Ms. Weisse and Mr. Zinnamosca each held 462 shares of restricted stock granted in 2013 of which 92 shares vested in 2014. There were no stock awards granted in 2014.
(2)	Mr. Burke was appointed to the Board of Directors in October 2014.
(3)	Mr. Grimes is an executive officer and is not compensated for his services as a director.
(4)	Mr. Renbaum was appointed to the Board of Directors in January 2015.
(5)	Mr. Zinnamocsa is a current member of the Board of Directors. His term will expire upon adjournment of the Annual Meeting.

Executive Compensation

Executive Summary Compensation Table. The following table sets forth for the years ended December 31, 2014 and 2013, certain information as to the total compensation paid to executive officers (sometimes referred to herein as our “named executive officers”).

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	All Other Compensation		Total
Russell J. Grimes	2014	$211,358	$15,856	$—	$10,832	(3)	$238,046
President and Chief Executive Officer	2013	$206,042	$—	$43,945	$7,612		$257,599
Donna M. Frederick	2014	$114,788	$8,000	$6,682	$6,238	(4)	$135,708
Executive Vice President of Retail Banking and Consumer Lending	2013	$113,777	$—	$19,772	$4,528		$138,077
Michael J. Gallina	2014	$117,030	$18,958	$6,666	$16,928	(5)	$159,582
Executive Vice President, Chief Financial Officer and Treasurer	2013	$112,115	$—	$19,837	$15,594		$147,546
George W. Peck, Jr.	2014	$131,883	$9,432	$6,666	$7,021	(6)	$155,002
Executive Vice President and Chief Lending Officer	2013	$127,982	$—	$19,772	$4,954		$152,708

(1)	Represents amounts paid based upon the executive’s performance during the year indicated even if paid in the following year.
(2)	Consists of restricted stock awards. Restricted stock was granted to Ms. Frederick, Mr. Gallina and Mr. Peck in March 2014 with the value based on the closing stock price at the date of grant of $16.50.
(3)	Includes $3,170 for matching contributions under 401(k) plan, $6,166 for ESOP share allocation and $1,496 for short term and long term diability, accidential death and dismemberment and life insurance premiums.
(4)	Includes $1,722 for matching contributions under 401(k) plan, $3,349 for ESOP share allocation and $1,167 for short term and long term diability, accidential death and dismemberment and life insurance premiums.
(5)	Includes $10,585 for healthcare insurance premiums and contributions, $1,755 for matching contributions under 401(k) plan, $3,414 for ESOP share allocation, and $1,174 for short term and long term diability, accidential death and dismemberment and life insurance premiums.
(6)	Includes $1,978 for matching contributions under 401(k) plan, $3,848 for ESOP share allocation and $1,195 for short term and long term diability, accidential death and dismemberment and life insurance premiums.

Employment Agreement. Effective October 12, 2011 Carroll Bancorp and Carroll Community Bank entered into a new employment agreement with Russell J. Grimes pursuant to which Mr. Grimes serves as President and Chief Executive Officer of the Company and Carroll Community Bank.

Mr. Grimes’ employment agreement provides for an annual base salary of not less than $185,000, subject to annual review by and increase at the discretion of the Company’s and Carroll Community Bank’s Board of Directors. Mr. Grimes’ current annual base salary is $225,000. Mr. Grimes is also entitled to an annual bonus in such amount as may be determined by the Board in its sole discretion. Mr. Grimes is also entitled to participate in such other bonus, incentive and other executive compensation programs as are made available to our senior management, and to participate in all health, life insurance and disability plans offered by Carroll Community Bank or Carroll Bancorp to its officers. The agreement provides that Mr. Grimes is not entitled to any compensation for his service as a director of the Company or Carroll Community Bank.

Mr. Grimes’ employment agreement has an initial three-year term commencing on October 12, 2011. On each anniversary date of the agreement, the agreement will renew for an additional one-year term, such that the existing term will always be at least two years, unless we or Mr. Grimes provide at least 30 days’ prior written notice that such party will not renew the agreement.

Mr. Grimes’ employment can be terminated any time upon our mutual agreement. In addition, we may terminate Mr. Grimes’ employment (i) at any time for Cause, as defined in the agreement, upon written notice to Mr. Grimes, (ii) at any time without Cause upon written notice to Mr. Grimes, or (iii) upon Mr. Grimes’ death or Permanent Disability, as defined in the agreement. Mr. Grimes may terminate his employment (i) upon his Permanent Disability, (ii) for Good Reason, as defined in the Agreement or (iii) without Good Reason upon 30 days’ prior written notice. Either Carroll Community Bank or Mr. Grimes may terminate Mr. Grimes’ employment upon a Change in Control, as defined in the agreement.

If we terminate Mr. Grimes’ employment without Cause, or Mr. Grimes terminates his employment for Good Reason, and a Change in Control has not occurred, then Mr. Grimes is entitled to receive his monthly base salary for the remaining term of the agreement.

If Mr. Grimes’ employment is terminated, or he terminates his employment with 30 days’ prior written notice, within six months of a Change in Control, then Mr. Grimes is entitled to a “grossed-up” lump sum payment equal to the amount necessary in order that the net lump sum payment received by the Employee, after the payment of any taxes payable by the Employee under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), as the result of the receipt of compensation treated as contingent on the Change in Control (but before the payment of any other income taxes with respect to such payment) is equal to the excess of (a) 2.99 times his average annual taxable compensation during the most recent five years over (b) the aggregate present value, as determined for federal income tax purposes, of all other payments to Mr. Grimes in the nature of compensation that are treated for federal income tax purposes as contingent on the Change in Control. Mr. Grimes is entitled to the continuation of life insurance and non-taxable medical and dental coverage substantially comparable to the coverage maintained for him by Carroll Community Bank prior to his termination for a period of 12 months after such termination.

The agreement also provides that it will be suspended or terminated as necessary to comply with regulatory requirements or obligations. The agreement also contains non-compete, non-solicitation and confidentiality provisions.

Change in Control Agreements. Carroll Bancorp and Carroll Community Bank has entered into change in control agreements with Donna M. Frederick, our Executive Vice President, Retail Banking and Consumer Lending, George W. Peck, Jr., our Executive Vice President, Chief Lending Officer and Michael J. Gallina, our Executive Vice President, Chief Financial Officer and Treasurer, effective as of October 12, 2011. The change in control agreements will provide a benefit in the event of termination of employment without Cause or resignation for Good Reason within 12 months after a Change in Control (all as defined in each of the agreements) equal to the sum of the executive’s base salary and the highest bonus earned during the prior three years, payable in a lump sum, and the continuation of non-taxable life insurance and medical and dental coverage for 12 months, with the executive responsible for his or her share of the employee premium. The amount of the payment to be made in connection with a change in control will be reduced, if necessary, to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Section 280G of the Code. The agreements also contain non-solicitation provisions.

401(k) Plan. Carroll Community Bank established a 401(k) profit sharing plan in 2010 to replace its previous defined contribution profit sharing retirement plan. Employees of Carroll Community Bank who are 21 years of age or older are eligible to participate in the plan (“Participants”). Participants may contribute up to 100% of their annual compensation to the plan on a pre-tax basis, subject to limits prescribed by law. Carroll Community Bank pays all administrative expenses and provides a 50% employer match up to 3% of a participating employee’s annual salary. Employer contributions vest 100% after three years of credited service and are 0% vested prior to such time. Participants are always 100% vested in their salary deferrals. Participants will also become 100% vested in the employer contributions allocated to their accounts upon attainment of normal retirement age or in the event of the Participant’s death or disability. Participants may invest their accounts in the investment options provided under the 401(k) plan. Participants may borrow up to 50% of their vested interest (subject to a minimum of $1,000 and a maximum during any 12-month period of $50,000) and the loan amount must be repaid within five years. Participants may request a withdrawal from their accounts in the event they incur a financial hardship. A Participant will become eligible for distribution of his or her plan benefit upon termination of employment and a Participant that satisfies certain eligibility requirements may request distributions of certain portions of their account balance while employed. Participants may elect to receive payments of their benefits in a lump sum or, provided that their account balance equals or exceeds $1,000, that the amount in their accounts be rolled over into another qualified retirement plan. Carroll Community Bank has established a tax-advantaged 401(k) program for its employees in order to encourage them to save for their retirement. The 401(k) Plan does not invest in the Company’s common stock.

As of January 1, 2015 the 401(k) plan was amended to be a “safe harbor” plan in order to satisfy certain IRS non-discrimination testing requirements. Starting in 2015 the employer match will be calculated on the participants contribution based on 100% of the first 3% of a participant’s annual salary and 50% on the next 2% of a participant’s annual salary.

Employee Stock Ownership Plan. Effective January 1, 2011, we adopted an employee stock ownership plan in connection with our initial public offering. Eligible employees begin participation in the employee stock ownership plan on the later of October 12, 2011 (the effective date of the Bank’s conversion from mutual to stock form) or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period and the attainment of age 21.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants vest in their accounts 20% after each year of service and become 100% vested upon the completion of five years of service. Participants who were employed by Carroll Community Bank immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants receive distributions from the ESOP upon separation from service.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts only with respect to certain matters. Otherwise, the trustee votes the shares of stock held under the plan in accordance with the instructions of the Board’s Compensation Committee.

Under applicable accounting requirements, Carroll Community Bank records a compensation expense for the ESOP at the fair value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in Carroll Bancorp’s earnings.

In the event of a change in control, the participant’s interest in their account shall fully vest and the ESOP will terminate.

Stock Option Plan. At our 2012 annual meeting of stockholders, our stockholders approved the Carroll Bancorp, Inc. 2011 Stock Option Plan. The Stock Option Plan allows us to grant incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code as well as “non-qualified” stock options to our executive officers and other employees as well as to our directors.

A total of 35,945 shares of common stock have been reserved for issuance pursuant to the Stock Option Plan. The Stock Option Plan provides that grants to each officer or employee and each non-employee director may not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan. The aggregate fair market value of options granted under the Stock Option Plan may not exceed $100,000 in any calendar year.

Under the Stock Option Plan, the per-share exercise price of both an incentive and a non-qualified stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to10% beneficial owners). Options granted under the Stock Option Plan will generally become vested and exercisable at a rate no more rapid than 20% per year over five years, commencing one year from the date of grant.

The Compensation Committee administers the Stock Option Plan. No grants of options have been made under this plan to date.

Recognition and Retention Plan. Also at our 2012 annual meeting of stockholders, our stockholders approved the Carroll Bancorp, Inc. 2011 Recognition and Retention Plan and Trust Agreement. The Recognition and Retention Plan provides for the grant of restricted stock to our officers, other employees and non-employee directors. The Compensation Committee administers the Recognition and Retention Plan.

In 2013 and 2014, 10,783 shares of common stock available under the Recognition and Retention Plan were granted to senior management and directors. Shares of common stock have been granted to senior management and directors.

Such shares of common stock were granted in the form of restricted stock vesting at a rate of 20% per year, beginning one year from the anniversary date of the grant. If a recipient terminates employment or service for reasons other than death, disability or change in control, the recipient would forfeit all rights to the allocated shares under restriction. All shares granted under the Recognition and Retention Plan held by a recipient whose employment or service terminates due to death or disability will be deemed earned as of the recipient’s last day of employment or service and will be distributed as soon as practicable thereafter. In the event of a change in control of the Company, all granted restricted shares will be deemed earned as of the effective date of such change in control.

The Recognition and Retention Plan provides that grants to each employee and each non-employee director may not exceed 25% and 5%, respectively, of the shares of common stock available thereunder. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.

Outstanding Equity Awards at Year End

The following table sets forth information as of December 31, 2014, with respect to outstanding equity awards for Named Executive Officers.

		Stock Awards
Name	Grant Date	Number of Shares Granted	Number of Shares Not Vested (1)	Market Value of Shares Not Vested (2)
Russell J. Grimes	10/1/2013	2,696	2,157	$36,669
Donna M. Frederick	10/1/2013	1,213	971	16,507
	3/24/2014	405	405	6,885

		1,618	1,376	23,392

Michael J. Gallina	10/1/2013	1,214	972	16,524
	3/24/2014	404	404	6,868

		1,618	1,376	23,392

George W. Peck, Jr.	10/1/2013	1,213	971	16,507
	3/24/2014	404	404	6,868

		1,617	1,375	23,375

Total		7,549	6,284	$106,828

(1)	Shares are vested at 20% of the total number of shares granted per year for five years on the anniversary date of the grant date.
(2)	The market value is calculated by multiplying the number of shares not vested times the closing stock price of $17.00 on December 31, 2014 as listed on the OTCQB.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2014, with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Carroll Bancorp, Inc. 2011 Stock Option Plan	0	N/A	35,945

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Carroll Community Bank to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features. Carroll Community Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Carroll Community Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors, and all loans and extensions of credit made to these individuals are made on substantially the same terms, including interest-rates and collateral, as those made to individuals unrelated to Carroll Community Bank.

In addition, loans made by Carroll Community Bank to a director or executive officer of Carroll Community Bank must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of Carroll Community Bank’s loans to its officers, directors and director nominees and their related entities was $562,832 at December 31, 2014. As of December 31, 2014, these loans were performing according to their original terms.

All loans made by Carroll Community Bank to executive officers, directors, director nominees, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Carroll Community Bank, and did not present any unusual risk of collectability or have any other unfavorable features. Carroll Community Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Stegman & Company to be the Company’s independent registered public accounting firm for 2015. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Stegman & Company for the Company’s year ending December 31, 2015. A representative of Stegman & Company is expected to attend the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Stegman & Company to the Company during 2014 and 2013:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Audit Fees	$64,454	$64,191
Audit - Related Fees	—	—
Tax Fees	6,750	6,500
All Other Fees	—	—

Audit Fees. These fees relate to the audit of Carroll Bancorp’s annual consolidated financial statements on Form 10-K and the review of the financial statements included in our quarterly reports on Form 10-Q.

Tax Fees. The fees are for the preparation of federal and state tax returns, assistance with calculating estimated tax payments and other tax consulting.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. There were no fees paid to Stegman & Company during 2014 and 2013 that were not pre-approved by the Audit Committee.

Approval of this proposal requires a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote for this proposal. The Board of Directors recommends a vote “FOR” the ratification of Stegman & Company as the Company’s independent registered public accounting firm for 2015.

REPORT OF THE AUDIT COMMITTEE

Management has the responsibility to implement the Company’s internal controls and financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements to determine that the Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Board of Directors of the Company has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2014;

•	discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (PCAOB); and

•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. In addition, the Audit Committee appointed Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Mark S. Zinnamosca

C. Todd Brown

Gilbert L. Fleming

Robin L. Weisse

PROPOSAL 3—NON-BINDING ADVISORY VOTE ON COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are providing our stockholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. See “Executive Compensation” under Proposal I above. At our annual meeting of stockholders held in 2013, our stockholders voted to hold the say-on-pay vote on an annual basis; our Board of Directors determined to support the stockholder vote and, therefore, the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote of frequency of stockholder votes on the compensation of our named executive officers, which will be in 2019. The vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers by voting on the following non-binding, advisory resolution:

RESOLVED, that the stockholders of Carroll Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2015 annual meeting of stockholders.

This vote will not be binding on the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Compensation Committee and the Board of Directors will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the above non-binding resolution to approve the compensation of our named executive officers.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF

DIRECTORS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders of Carroll Bancorp, any stockholder proposal to take action at such meeting in accordance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received at the Company’s executive office, 1321 Liberty Road, Sykesville, MD 21784, no later than November 21, 2015, unless the date of the 2016 annual meeting is more than 30 days from April 20, 2016, in which case the deadline is a reasonable time before the Company begins to print and mail proxy materials, directed to the attention of our Secretary. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) as specified in the Corporation’s notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who: (1) is a stockholder of record on the date such stockholder gives the notice provided for in this section and on the record date for the determination of stockholders entitled to vote at such annual meeting; and (2) complies with the notice procedures set forth in this section. For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the immediately preceding sentence, or for a stockholder to nominate a director to the Board, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for action by stockholders. Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, Carroll Bancorp’s stockholders are notified that the notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2016 annual meeting of stockholders must be received by our Secretary not less than 80 days nor more than 90 days prior to such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice must be delivered or mailed to and received by the Secretary at our executive office not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. As to all such matters for which notice is received outside of this timeframe, discretionary authority to vote on such proposal will be granted to the persons designated in Carroll Bancorp’s proxy related to the 2016 annual meeting of stockholders. Further, any such notice must comply with the requirements set forth in our Bylaws.

A stockholder’s notice must set forth: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting. In addition, in the case of nominations to the Board of Directors, the stockholder’s notice must set forth any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the federal proxy rules. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Secretary of the Company, at 1321 Liberty Road, Sykesville, MD 21784, Attention: Stockholder Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed.

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

•	not forward the communication if it is a primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS WRITTEN NOTIFICATION TO MICHAEL J. GALLINA, CHIEF FINANCIAL OFFICER, CARROLL BANCORP, INC., 1321 LIBERTY ROAD, SYKESVILLE, MD 21784, OR CALL AT (410) 795-1900.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Russell J. Grimes

Russell J. Grimes
President and Chief Executive Officer

/s/ C. Todd Brown

C. Todd Brown
Chairman of the Board

Sykesville, Maryland

March 16, 2015

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends that you vote (i) FOR the nominees for director, (ii) FOR the ratification of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015 and (iii) FOR the resolution with respect to the executive compensation.

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1. ELECTION OF DIRECTORS:
Nominees for a three year term:
		For	Withhold		For	Withhold		For	Withhold

	01 -Russell J. Grimes	☐	☐	02 - Brian L. Haight	☐	☐	03 - James G. Kohler	☐	☐

	04 - Leo A. Vondas	☐	☐

	Nominee for a two year term:			Nominee for a one year term:
		For	Withhold		For	Withhold

	05 -Barry J. Renbaum	☐	☐	06 - Thomas L. Burke	☐	☐

	For	Against	Abstain		For	Against	Abstain

2. The ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐	3. An advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

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Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on April 20, 2015.

The Proxy Statement and the Annual Report to Stockholders on Form 10-K for the year ended

December 31, 2014 are available on the internet at:

https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4281782&GKP=1073748034

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

REVOCABLE PROXY — CARROLL BANCORP, INC.

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THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARROLL BANCORP, INC. FOR USE ONLY AT THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2015 AND AT ANY ADJOURNMENT THEREOF.

The undersigned, being a stockholder of Carroll Bancorp, Inc. (the “Company”), hereby appoints R. Wayne Barnes and Gilbert L. Fleming, with full powers of substitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on February 27, 2015 at the 2015 Annual Meeting of Stockholders to be held at Salerno’s Restaurant & Catering, 1043 Liberty Road, Eldersburg, Maryland, 21784, on April 20, 2015, at 1:00 p.m., Eastern time, or any adjournment thereof.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” Proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies on such matters as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Annual Report		Meeting Attendance

		Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐	Mark the box to the right if you plan to attend the Annual Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+